Filed Pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525

LK Balanced Fund
(the “Fund”)

Supplement dated February 12, 2026, to the
Statement of Additional Information (“SAI”)
dated October 28, 2025, as supplemented

The Board of Trustees of Managed Portfolio Series (the “Trust”), on behalf of the Fund, regrets to inform Fund shareholders that Leonard Rush, Chairman of the Board and Audit Committee Chairman of the Trust, has passed away.

Mr. Rush brought a unique perspective to the Board because of the various roles he held in the investment community, including his substantial industry experience serving in several different senior executive roles at various global financial services firms. The Trust will miss his extensive leadership skills and the clear guidance he brought to the Trust’s Board.

Accordingly, all references to Mr. Rush are removed from the SAI.

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Please retain this Supplement with your SAI.